Exhibit 99.3

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS (213113)
JOHN K. GRANT (169813)
CHRISTOPHER M. WOOD (254908)
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
shawnw@csgrr.com
johnkg@csgrr.com
cwood@csgrr.com	BARROWAY TOPAZ KESSLER
– and –	MELTZER & CHECK, LLP
TRAVIS E. DOWNS III (148274)	ERIC L. ZAGAR
JEFFREY D. LIGHT (159515)	ROBIN WINCHESTER
BENNY C. GOODMAN III (211302)	280 King of Prussia Road
655 West Broadway, Suite 1900	Radnor, PA 19087
San Diego, CA 92101	Telephone: 610/667-7706
Telephone: 619/231-1058	610/667-7056 (fax)
619/231-7423 (fax)	ezagar@btkmc.com
travisd@csgrr.com	rwinchester@btkmc.com
jeffl@csgrr.com
bennyg@csgrr.com

Co-Lead Counsel for Plaintiffs

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

In re DITECH NETWORKS, INC.	)	No. C-06-05157-JF
DERIVATIVE LITIGATION	)
	)	STIPULATION AND AGREEMENT OF
	)	SETTLEMENT OF DERIVATIVE
This Document Relates To:	)	LITIGATION
)
ALL ACTIONS.	)
)

Subject to approval of the Federal Court, this Stipulation and Agreement of Settlement dated September 29, 2009 (“Stipulation” or “Settlement Agreement”), is entered into on behalf of and among the following Settling Parties: (1) plaintiffs in the above-captioned action, Donald W. Newman, James McKenna, Kenneth Lau, and Leon Lieberman, (2) plaintiff in the State Derivative Action, Peter Zhu, (3) Individual Defendants Timothy K. Montgomery, William Tamblyn, Glenda Dubsky, Gregory Avis, William A. Hasler, David M. Sugishita, Andrei M. Manoliu, Edwin L. Harper, Pong C. Lim, Toni M. Bellin, Ian M. Wright, Robert T. DeVincenzi, Serge Stepanoff, Kenneth E. Jones, Peter Y. Chung, Chalan M. Aras, James H. Grady, Lee H. House, and Gary D. Testa, and (4) nominal party, Ditech Networks, Inc. This Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims, upon and subject to the terms and conditions of this Settlement Agreement.

I.            INTRODUCTION AND BACKGROUND OF THE ACTIONS

On August 23, 2006, plaintiff Donald W. Newman filed the first shareholder derivative action against Ditech and the Individual Defendants in the United States District Court, Northern District of California, San Jose Division, No. C 06-05157 JF. James McKenna filed a similar shareholder derivative action in the same court. On November 7, 2006, the Federal Court consolidated these two derivative actions as In re Ditech Networks, Inc. Derivative Litigation, No. C 06-05157 JF. That same day, the Federal Court appointed Donald W. Newman and James McKenna as lead plaintiffs, and Barroway Topaz Kessler Meltzer & Check, LLP as lead counsel in the Federal Derivative Action. On November 29, 2006, the Federal Court ordered that a subsequently filed derivative suit brought by plaintiff Kenneth Lau be consolidated with the Federal Derivative Action, and appointed Coughlin Stoia Geller Rudman & Robbins LLP, as co-lead counsel.

On December 1, 2006, plaintiff Peter Zhu filed a similar derivative action in the Superior Court of the State of California, Santa Clara County, Zhu v. Montgomery, et al., No. 1:06-CV-075695 (“State Derivative Action”). On February 2, 2007, Ditech moved to stay the State Derivative Action pending final resolution of the Federal Derivative Action. Plaintiff Zhu opposed Ditech’s motion to stay on March 19, 2007. After full briefing, the State Court stayed the State Derivative Action on May 2, 2007.

The Federal Derivative Action and the State Derivative Action (collectively, the “Actions”) each allege claims on behalf of Ditech against certain current and former officers and directors of Ditech, arising from or relating to the granting of stock options at Ditech beginning in 1999. The Actions allege that Ditech stock options were either backdated or intentionally awarded prior to the release of material inside information (i.e., spring-loaded), that some Individual Defendants made false and misleading statements and omissions to conceal these practices, and that some Individual Defendants sold stock based on inside information related to these practices. The Actions sought, among other things, the return of any unjust enrichment or special benefits received by the Individual Defendants, as well as the implementation of certain corporate governance reforms.

On April 2, 2007, the Individual Defendants moved to dismiss the Federal Action pursuant to Federal Rule of Civil Procedure 12(b)(6) for failure to state a claim. On the same day, Ditech moved to dismiss the Federal Action pursuant to Federal Rule of Civil Procedure 23.1 for failure to make a demand on Ditech’s board of directors before bringing suit. On July 16, 2007, the Federal Court granted the Individual Defendants’ motion to dismiss without prejudice.

On September 21, 2007, Federal Plaintiffs filed a second amended complaint which no longer contained federal securities claims and alleged common law claims for breach of fiduciary duty and unjust enrichment. Federal Plaintiffs’ second amended complaint also named an additional plaintiff, Leon Lieberman. A motion to dismiss the second amended complaint was filed on November 30, 2007. The Federal Court granted the Individual Defendants’ motion without prejudice on March 26, 2008.

On October 14, 2008, the Parties, including counsel for the plaintiffs in the Federal and State Derivative Actions, and the Individual Defendants, conducted an all-day mediation session before Judge William J. Cahill (Ret.). Counsel for the Parties continued settlement negotiations after that date. On April 13, 2009, Judge Cahill made a mediator’s proposal to resolve the Actions. The Parties accepted the mediator’s proposal. Thereafter, the Parties engaged in further negotiations to resolve the Actions on the terms set forth herein.

II.            CLAIMS OF PLAINTIFFS AND BENEFITS OF SETTLEMENT

The Plaintiffs believe that the claims they have asserted in the Actions on behalf of Ditech have substantial merit. Plaintiffs’ counsel have concluded, however, that the settlement set forth herein provides substantial benefits to Ditech and its shareholders and that the Actions be settled on the terms and conditions set forth in this Settlement Agreement. Plaintiffs’ counsel reached that conclusion after considering the factual and legal issues in the Actions, the substantial benefits that Ditech and its current shareholders have received as a result of the Actions, the risks and uncertainties of continued litigation, the recommendation of Judge Cahill, the expense that would be necessary to prosecute the Actions through trial and through any appeals that might be taken, and the likelihood of success at trial.

III.         DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants enter into this Settlement Agreement without acknowledging any fault, liability, or wrongdoing of any kind. Defendants continue to vigorously deny all of the material allegations in the Actions, however, Defendants nonetheless have concluded that it is in their best interests that the Actions be settled on the terms and conditions set forth in this Settlement Agreement. Defendants reached that conclusion after considering the factual and legal issues in the Actions, the substantial benefits to Defendants and to Ditech’s current shareholders of a final resolution of the Actions, the recommendation of Judge Cahill, the expense that would be necessary to defend the Actions through trial and through any appeals that might be taken, the benefits of disposing of protracted and complex litigation, and the desire of Defendants to conduct their business unhampered by the distractions of continued litigation. The Company also believes that the settlement set forth in this Settlement Agreement confers substantial benefits upon Ditech and its shareholders and is in the best interests of Ditech and its shareholders.

IV.         TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiffs (for themselves and derivatively on behalf of Ditech), the Individual Defendants, and Ditech by and through their attorneys of record, as follows:

1.               Definitions

As used in the Stipulation, the following terms have the meanings specified below:

1.1           “Actions” or “Derivative Actions” means, collectively, the Federal Derivative Action and the State Derivative Action.

1.2           “Company” means Ditech Networks, Inc., including, but not limited to, its predecessors, successors, controlling shareholders, partners, joint venturers, subsidiaries, affiliates, divisions, and assigns.

1.3           “Current Ditech Stockholders” or “Current Ditech Shareholders” mean all record and beneficial owners of Ditech common stock as of the date of this Stipulation.

1.4           “Defendants” means the Individual Defendants and nominal party Ditech.

1.5           “Ditech” means Ditech Networks, Inc., including, but not limited to, its predecessors, successors, controlling shareholders, partners, joint venturers, subsidiaries, affiliates, divisions, and assigns.

1.6           “Effective Date” means the first date by which all the events and conditions specified in ¶6.1 of the Stipulation have been met and have occurred.

1.7           “Federal Complaint” means the verified second amended consolidated shareholder derivative complaint filed in the Federal Derivative Action on September 21, 2007.

1.8           “Federal Court” means the United States District Court for the Northern District of California, San Jose Division.

1.9           “Federal Action” or “Federal Derivative Action” mean the consolidated action entitled In re Ditech Networks, Inc. Derivative Litigation, No. C 06-05157 JF.

1.10         “Federal Plaintiffs” means Donald W. Newman, James McKenna, Kenneth Lau, and Leon Lieberman.

1.11           “Fee and Expense Award” refers to the amount of attorneys’ fees, costs, and expenses to be paid to Plaintiffs’ counsel in connection with the prosecution of the Actions and negotiation of the settlement, as negotiated by Plaintiffs’ counsel and Ditech at arm’s length, in good faith, and with the assistance of the Mediator, Judge Cahill.

1.12         “Final” means the time when a Judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Actions; or (2) an appeal has been filed and the courts of appeal has/have either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeals’ decision affirming the Judgment or dismissing the appeal.

1.13         “Final Order and Judgment” or “Judgment” means the order and judgment to be rendered by the Federal Court, substantially in the form of the attached Exhibit A.

1.14         “Individual Defendants” means Timothy K. Montgomery, William Tamblyn, Glenda Dubsky, Gregory Avis, William A. Hasler, David M. Sugishita, Andrei M. Manoliu, Edwin L. Harper, Pong C. Lim, Toni M. Bellin, Ian M. Wright, Robert T. DeVincenzi, Serge Stepanoff, Kenneth E. Jones, Peter Y. Chung, Chalan M. Aras, James H. Grady, Lee H. House, and Gary D. Testa.

1.15         “Lead Counsel” or “Co-Lead Counsel” mean Barroway Topaz Kessler Meltzer & Check, LLP and Coughlin Stoia Geller Rudman & Robbins LLP, court-appointed lead counsel in the Federal Derivative Action.

1.16         “Lead Plaintiffs” means Donald W. Newman, James McKenna and Kenneth Lau, court-appointed lead plaintiffs in the Federal Derivative Action.

1.17         “Mediator” means Judge William J. Cahill (Ret.).

1.18         “Notice” or “Notice of Proposed Settlement” mean the notice of the settlement to be provided by Ditech, substantially in the form of the attached Exhibit B-1.

1.19         “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government, or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.20         “Plaintiffs” means, collectively, the Federal Plaintiffs and the State Plaintiff.

1.21         “Preliminary Order” means the order to be rendered by the Federal Court, substantially in the form of the attached Exhibit B.

1.22         “Related Persons” means each of a Defendant’s past or present directors, officers, employees, partners, members, principals, agents, insurers, attorneys, accountants, legal representatives, predecessors, successors, parents, subsidiaries, divisions, assigns, spouses, heirs, and related or affiliated entities or persons.

1.23         “Released Claims” means all claims, rights, demands, causes of action, liabilities, and suits, of any kind whatsoever, whether known or unknown, that have been, could have been, or in the future might be asserted by Plaintiffs, Ditech, or any Current Ditech Shareholder derivatively on behalf of or by Ditech, based upon, arising out of, or in any way relating to: (1) any award of any Ditech stock option or the receipt of any Ditech stock option by any of the Individual Defendants prior to the date of this Stipulation; (2) any mismanagement, act, failure to act, omission, misrepresentation, fact, event, transaction, occurrence, or other matter set forth, alleged or otherwise referred to in any of the Actions; (3) the shareholder demand made by Federal Plaintiffs on or about April 25, 2008; or (4) the settlement of the Actions as set forth in this Settlement Agreement, including the payment provided for in ¶5.1 of this Settlement Agreement, and the attorneys’ fees, costs, and expenses incurred to date in defense of the Actions. Released Claims, however, do not include any claims to enforce the terms of the Stipulation.

1.24         “Released Persons” means each and all of the Defendants and their Related Persons.

1.25         “Settling Parties” or “Parties” mean, collectively, the Defendants and the Plaintiffs on behalf of themselves and Ditech.

1.26         “Settlement Hearing” means the hearing at a date and time to be set by the Federal Court to be held at the United States District Court for the Northern District of California, 2112 Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, CA 95113, to determine: (i) whether the terms and conditions of the settlement provided for in this

Stipulation, including the negotiated amount of attorneys’ fees and expenses, are fair, reasonable, adequate and in the best interests of Ditech and Current Ditech Stockholders; and (ii) whether the Final Order and Judgment as provided in Exhibit A to this Stipulation should be entered.

1.27         “State Court” means the Superior Court of the State of California, Santa Clara County.

1.28         “State Court Counsel” means Robbins Umeda LLP.

1.29         “State Derivative Action” means the action entitled Zhu v. Montgomery, et al., No. 1:06-CV-075695, currently pending in the Superior Court of the State of California, Santa Clara County.

1.30         “State Plaintiff’ means Peter Zhu.

2.             Financial and Corporate Governance Benefits to Ditech; Consideration to Ditech

2.1           Ditech has agreed to adopt and/or to maintain the corporate governance measures described below no later than sixty (60) days from the entry of a Final Order and Judgment substantially in the form of Exhibit A to this Stipulation. Ditech will make no changes to the corporate governance measures (without shareholder approval) for three (3) years from the date of adoption unless they come into conflict with any applicable state or federal statute, rule, regulation, listing standard or case law, in which case the Company may modify the affected provisions in order to comply with the statute, rule, regulation, listing standard or case law. The terms of the settlement are the result of arm’s-length negotiation between Plaintiffs and Ditech by their respective counsel. Ditech acknowledges that the Actions filed by Plaintiffs were a material factor in the board’s decision to adopt the corporate governance measures below.

2.2           Granting of Stock Option Awards

A.          Revocation of Chief Executive Officer’s (“CEO”) Granting Authority. The CEO’s authority to grant stock options grant awards to employees and executives shall be revoked.

B.          Annual Grants. The Company generally makes broad-based grants of equity awards of its officers and employees once per year (“Annual Grants”). The compensation committee shall make the Annual Grants each year at a meeting of the compensation committee, such meeting to be held on the date of the first regularly scheduled meeting of the board of directors occurring on or after November 1 of the fiscal year; provided, however, that if no regularly scheduled meeting of the board of directors shall occur on or before December 15 of the applicable year, then the compensation committee shall act by a meeting to be held on or before December 15, or by a unanimous written consent to be fully executed and delivered to the general counsel on or before December 15. In any event, Annual Grants will be effective on December 15 of the year in which the grants are made.

C.          New Hire Grants. The Company makes grants of equity awards to its newly hired officers and employees (“New Hires”) on or shortly following the hiring of such new hires (“New Hire Grants”). The compensation committee shall make New Hire Grants each month as follows: grants for each New Hire during a particular month will be made by the compensation committee at a meeting to be held on or before the tenth day following the month of hire, or by a unanimous written consent to be fully executed on or before the tenth day following the month of hire, in each case with the New Hire Grants to be effective on the tenth day following the month of hire (or the first trading day thereafter if the tenth day following the month of hire is not a trading day); provided, however, that if the compensation committee meets on the day of a regularly scheduled board meeting the compensation committee shall make any New Hire Grants, for New Hires previously hired and who have not received their New Hire Grants, at such meeting, with such grants to be effective on the date of such meeting (or the first trading day thereafter if the date of such meeting is not a trading day), in lieu of granting such grants in the manner set forth above. An individual will be deemed a New Hire, and thus eligible for a grant, only upon being added to the payroll.

D.          Promotional Grants. The Company generally makes grants of equity awards to its officers and employees when it promotes, or when it seeks to retain, such officers and employees (“Promotional Grants”). Any Promotional Grants will be made in the same manner as New Hire Grants, i.e., if the promotion or the decision on retention (the “promotion”) occurred in a particular month, the compensation committee shall make the Promotional Grant at a meeting to be held on or before the tenth day following the month of promotion, or by a unanimous written consent to be fully executed on or before the tenth day following the month of promotion, in each case with the Promotional Grant to be effective on the tenth day following the month of promotion (or the first trading day thereafter if the tenth day following the month of promotion is not a trading day); provided, however, that if the compensation committee meets on the day of a regularly scheduled board meeting the compensation committee shall make any Promotional Grants, for employees previously promoted and who have not received their Promotional Grants, at such meeting, with such grants to be effective on the date of such meeting (or the first trading day thereafter if the date of such meeting is not a trading day), in lieu of granting such grants in the manner set forth above.

Management shall submit to the compensation committee recommendations for options awards to employees below the rank of vice president in advance of compensation committee meetings to address such grants. No additions or changes to the list of recipients or the number of options granted to those recipients shall be made after the grant is approved.

E.             Written Consents. The compensation committee shall endeavor to act at a meeting duly called to make grants of equity awards in accordance with the schedule set forth above in ¶¶A — D. The compensation committee may act without a meeting, by written consent, only when a majority of its members are unavailable, so that a meeting is impractical, and the secretary or assistant secretary documents that unavailability in the compensation committee’s records. In the event that a compensation committee meeting cannot be scheduled within the time frames set forth above, the compensation committee may then act by unanimous written consent on or prior to the date required, as described above in ¶¶A — D. Only New Hire and Promotional Grants may be made by written consent.

When the compensation committee is to act by unanimous written consent: (a) the secretary of the Company shall contact each compensation committee member well in advance of the date of the required effectiveness of the written consent, and shall (i) discuss with each compensation committee member the grants proposed to be made, and (ii) ascertain the contact information of each compensation committee member so that the secretary will be able to distribute the unanimous written consent and receive it back within the relevant time frame set forth above. The secretary shall then make any necessary revisions to the proposed grants to be made by the unanimous written consent consistent with the direction of the compensation committee members, so that the final schedule of equity grants proposed to be approved by the compensation committee shall reflect the comments of the compensation committee members; (b) the secretary of the company shall then distribute the unanimous written consent reflecting the comments of the compensation committee members sufficiently far in advance of the date upon which the unanimous written consent is to be effective in order to obtain the executed unanimous written consent on or before the date upon which the unanimous written consent is to be effective. In the event that the last executed written consent is not received on or before the date upon which the unanimous written consent is to be effective, the written consent shall not be effective; and (c) the secretary of the Company shall retain all records evidencing the granting of equity awards by unanimous written consents, included date-stamped faxed copies of signature pages received by the Company from the compensation committee members.

2.3           Corporate Governance

A.          Separate Roles for Chairman of the Board and CEO. The positions of chairman of the board and CEO shall be held by separate individuals.

B.          Lead Independent Director. The independent directors of the board shall elect a lead director or independent chairman of the board. In addition to the duties of all board members (which shall not be limited or diminished by the lead independent director’s role), the independent directors shall be responsible for coordinating the activities of the independent directors and have the following specific powers and responsibilities: (a) assess the quality, quantity, and timeliness of the flow of information requested by the board from management with the goal of providing what is necessary for the independent directors to effectively and responsibly perform their duties; (b) ensure that the corporate governance and nominating committee oversees compliance with and implementation of the Company’s corporate governance policies and that the chair of that committee oversees the process to recommend revisions to corporate governance policies; (c) ensure that the compensation committee oversees compliance with the implementation of the Company’s policies and procedures for evaluating and undertaking executive and incentive-based compensation, including stock options; (d) coordinate, develop the agenda for, and moderate executive sessions of the board’s independent directors, and act as principal liaison between the independent directors and the CEO on sensitive issues; and (e) retain such counsel or consultants as he or she deems necessary to perform his or her responsibilities.

C.          Director Compensation. Directors shall receive no perquisites, other than meeting-related expenses such as airfare or other travel reimbursement, hotel accommodations, and modest travel and accident insurance. Health, life, and other forms of insurance, matching grants to charities, financial planning, and automobile allowances shall not be provided to directors.

D.          Compensation Review. At least once every three years, the compensation committee of the board shall select and retain an independent consultant to compare the Company’s executive compensation policies, practices and procedures to those of other public companies and prepare and submit to the compensation committee a report and recommendations; provided that the consultant, while retained by the compensation committee, may also do other work for the Company.

E.           Attendance at Shareholder Meetings. Absent extraordinary circumstances, the chair of each board committee shall attend the annual shareholder meeting in person. The chair of each board committee shall be prepared and permitted to answer questions from shareholders regarding committee’s responsibilities and functions when present at the annual shareholder meeting.

F.           Internal Audit. At least annually, the audit committee shall meet with the Company’s internal auditors, if any, and its independent auditors to review, discuss, and approve the Company’s accounting for stock-based compensation.

G.          New Director. The board added a new independent director in February 2008.

3.             Procedure for Implementing the Settlement

3.1           Lead Plaintiffs in the Federal Derivative Action shall submit this Stipulation together with its exhibits to the Federal Court and shall apply for entry of an order substantially in the form of Exhibit B, requesting, among other things, the preliminary approval of the settlement set forth in this

Stipulation, and approval for the filing and publication of the Notice of Settlement substantially in the form of Exhibit B-1.

3.2           Within ten (10) days of the issuance of the Preliminary Order, Ditech shall cause this Stipulation to be filed with the Securities and Exchange Commission (“SEC”) on Form 8-K and shall issue a press release informing shareholders of the settlement via the Notice attached as Exhibit B-1 and shall post the Notice on its website. Ditech shall also cause the Notice to be published in Investor’s Business Daily. All costs of such notice shall be paid by Ditech. If additional notice is required by the Federal Court, the cost and administration of such notice will be borne by Ditech.

3.3           Lead Plaintiffs in the Federal Derivative Action will request that after the Notice is given, the Federal Court hold a Settlement Hearing to consider and determine whether the Final Order and Judgment substantially in the form of Exhibit A to this Stipulation should be entered: (a) approving the terms of the settlement as fair, reasonable, and adequate, including the payment of attorneys’ fees and expenses in the amount negotiated by the Parties; and (b) dismissing with prejudice all claims asserted in the Federal Complaint against any of the Defendants who are defendants in the Federal Derivative Action.

3.4           No later than ten (10) days after the Final Order and Judgment has become Final, State Court Counsel shall (i) apply to the State Court for a dismissal with prejudice of the State Derivative Action, and (ii) use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations, and agreements to secure such dismissal with prejudice.

4.             Releases

4.1           As of the Effective Date, Plaintiffs, acting individually and derivatively on behalf of Ditech, hereby release and forever discharge the Released Persons from all Released Claims. Ditech and all Current Ditech Shareholders shall then be deemed to have released and forever discharged the Released Persons from all Released Claims.

4.2           Plaintiffs, acting individually and derivatively on behalf of Ditech, acknowledge, and shall be deemed to have acknowledged, that the Released Claims may include claims, rights, demands, causes of action, liabilities, or suits that are not known or suspected to exist as of the

Effective Date. They nonetheless release all such claims as against the Released Persons. Plaintiffs, acting individually and derivatively on behalf of Ditech, waive, with respect to the Released Persons, the rights afforded by California Civil Code §1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

They also waive any rights or benefits afforded by any similar statute or law of California or any other jurisdiction.

4.3           As of the Effective Date, as defined in ¶1.6, each of the Released Persons shall be deemed to have, and by operation of the Final Order and Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and all of the Plaintiffs and Plaintiffs’ counsel from all claims arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims. The Released Persons shall be deemed to have acknowledged, that the above claims in this paragraph may include claims, rights, demands, causes of action, liabilities, or suits that are not known or suspected to exist as of the Effective Date. They nonetheless release all such claims as against the Plaintiffs and Plaintiffs’ counsel and waive, with respect to the Released Persons, the rights afforded by California Civil Code §1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

5.             Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses

5.1           After negotiations of the corporate governance provisions, Plaintiffs and Ditech with the assistance of Judge Cahill negotiated the attorneys’ fees and expenses that Ditech would pay to Plaintiffs’ counsel. As a result of those arm’s-length negotiations and in recognition of the benefits conferred on it as a result of the Actions, Judge Cahill recommended and Ditech agreed to pay $1,050,000 to Plaintiffs’ counsel for their fees and expenses, subject to Federal Court approval.

5.2           Within ten (10) business days of issuance of an order by the Federal Court finally approving the settlement, Ditech will pay or cause to be paid the attorneys’ fees and expenses approved by the Federal Court (the “Fee and Expense Award”) to Lead Counsel. Lead Counsel shall be responsible for the allocation of such fees and expenses to Plaintiffs’ counsel based on counsel’s contribution to the initiation, prosecution, or resolution of the Actions. Each Plaintiffs’ counsel receiving such an allocation agrees to make a refund or repayment of the principal amount and any accrued interest thereon it received if and when, as a result of any further order of the Federal Court, appeal, further proceedings on remand, or successful collateral attack, the settlement does not become Final. In the event the settlement does not become Final, the Fee and Expense Award shall be returned to Ditech within twenty (20) calendar days of said event.

6.             Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination

6.1           The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:

(a)           the entry by the Federal Court of the Final Order and Judgment, substantially in the form of Exhibit A to this Stipulation;

(b)           the entry by the State Court of an order dismissing the State Derivative Action;

(c)           the payment of the Fee and Expense Award in accordance with ¶5.2; and

(d)           each of the following has become Final: (i) the Final Order and Judgment entered by the Federal Court described in ¶6.1(a) above; and (ii) the entry of an order by the State Court dismissing the State Derivative Action as described in ¶6.1(b) above.

6.2           If any of the conditions specified in ¶6.1 is not met, then the Stipulation shall be canceled and terminated subject to ¶6.3, and the Settling Parties shall be restored to their respective positions in the Actions as of the last date on which a Settling Party has executed this Stipulation, unless counsel for the Settling Parties mutually agree in writing to proceed with the Stipulation.

6.3           If for any reason the Effective Date of the Settlement Agreement does not occur, or if this Stipulation is in any way canceled or terminated or if any rulings in the Federal Derivative

Action related to the Settlement Agreement are successfully attacked collaterally, the Fee and Expense Award shall be returned to Ditech within twenty (20) calendar days of said event.

7.             Miscellaneous Provisions

7.1           The Settling Parties: (a) acknowledge that it is their intent to consummate this Settlement Agreement; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Settlement Agreement and to exercise their best efforts to accomplish the foregoing terms and conditions of the Settlement Agreement.

7.2           Neither this Settlement Agreement, nor any of its terms or provisions, nor any of the negotiations or proceedings connected with it, shall be construed as an admission or concession by Defendants of the truth of any of the allegations in the Actions, or of any liability, fault, or wrongdoing of any kind.

7.3           Neither this Settlement Agreement nor the settlement, nor any act performed or document executed pursuant to or in furtherance of the Settlement Agreement or the settlement: (a) is, or may be deemed to be, or may be offered, attempted to be offered, or used in any way by the Settling Parties as a presumption, a concession, or an admission of, or evidence of, any fault, wrongdoing, or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative. The Released Persons may file the Settlement Agreement and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

7.4           Pending final determination of whether this settlement should be approved, all proceedings and all further activity between the Settling Parties regarding or directed towards the Actions, save for those activities and proceedings relating to this Settlement Agreement, shall be stayed.

7.5           Pending the Effective Date of this Settlement Agreement or the termination of the Settlement Agreement according to its terms, Plaintiffs and their Related Persons are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claim against any Released Person.

7.6           The Settling Parties intend this settlement to be a final and complete resolution of all disputes between Plaintiffs and the Defendants with respect to the Actions. The Settling Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel. The Settling Parties will jointly request that the Final Order and Judgment contain a finding that during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws, including California Code of Civil Procedure §128.7.

7.7           The exhibits to this Settlement Agreement are material and integral parts of this Settlement Agreement and are fully incorporated by this reference.

7.8           The Settlement Agreement may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest. Amendments and modifications may be made without notice to Ditech shareholders unless notice is required by the Federal Court.

7.9           This Settlement Agreement and the attached exhibits constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Settlement Agreement or any of its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents.

7.10         Except as otherwise provided in this Stipulation, each Settling Party shall bear its own costs.

7.11         Each counsel or other Person executing the Settlement Agreement or its exhibits on behalf of any Settling Party warrants that such Person has the full authority to do so.

7.12         The Settlement Agreement may be executed in one or more counterparts. A faxed signature shall be deemed an original signature for the purposes of this Settlement Agreement. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, whether originally executed or copies, shall be filed with the Federal Court and, subsequently, with the State Court.

7.13         The Settlement Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons.

7.14         The Federal Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Settlement Agreement, and the Settling Parties submit to the jurisdiction of the Federal Court for purposes of implementing and enforcing the settlement embodied in the Settlement Agreement.

7.15         This Settlement Agreement and the attached exhibits shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the Parties to the Settlement Agreement shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that State’s choice-of-law principles.

7.16         Ditech intends to issue a press release about the settlement of the Actions. Ditech will, in advance, seek approval from all other Parties of the substantive terms of this release, which approval shall not unreasonably be withheld.

7.17         Within thirty (30) days after the Effective Date, all material designated confidential or highly confidential shall be tendered back to the person who produced it, or destroyed, at the recipient’s option. The recipient shall certify in writing that all such materials has been returned or destroyed. The Parties are not required to return or destroy any pleadings, discovery requests, or documents filed with any court.

7.18         As each of the Parties has reviewed and revised the Settlement Agreement, the Parties agree that any rule of construction to the effect that any ambiguities are to be construed against the drafting Parties shall not be employed in the interpretation of the Settlement Agreement.

7.19         All agreements made and orders entered during the course of the Actions relating to the confidentiality of information shall survive this Stipulation.

7.20         Without further order of the Federal Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

IN WITNESS WHEREOF, the Settling Parties have caused the Settlement Agreement to be executed by their duly authorized attorneys and dated September 29, 2009.

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS
JOHN K. GRANT
CHRISTOPHER M. WOOD
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
TRAVIS E. DOWNS III
JEFFREY D. LIGHT
BENNY C. GOODMAN III

/s/ JEFFREY D. LIGHT
JEFFREY D. LIGHT

655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: 619/231-1058
619/231-7423 (fax)

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
ERIC L. ZAGAR
ROBIN WINCHESTER

/s/ ERIC L. ZAGAR
ERIC L. ZAGAR

280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)

Co-Lead Counsel for Plaintiffs

ROBBINS UMEDA LLP
BRIAN J. ROBBINS
MARC M. UMEDA

/s/ MARC M. UMEDA
MARC M. UMEDA

600 B Street, Suite 1900
San Diego, CA 92101
Telephone: 619/525-3990
619/525-3991 (fax)

Counsel for Plaintiff Peter Zhu in the State
Derivative Action

MORRISON & FOERSTER, LLP
DARRYL P. RAINS
EUGENE ILLOVSKY
BRIAN L. LEVINE

/s/ DARRYL P. RAINS
DARRYL P. RAINS

755 Page Mill Road
Palo Alto, CA 94304-1018
Telephone: 650/813-5600
650/494-0792 (fax)

Attorneys for defendants Timothy K. Montgomery, William Tamblyn, Glenda Dubsky, Gregory Avis, William A. Hasler, David M. Sugishita, Andrei M. Manoliu, Edwin L. Harper, Pong C. Lim, Toni M. Bellin, Ian M. Wright, Robert T. DeVincenzi, Serge Stepanoff, Kenneth E. Jones, Peter Y. Chung, Chalan M. Aras, James H. Grady, Lee H. House, Gary D. Testa, and nominal defendant Ditech Networks, Inc.

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

In re DITECH NETWORKS, INC.	)	No. C-06-05157-JF
DERIVATIVE LITIGATION	)
	)	[PROPOSED] FINAL ORDER AND
	)	JUDGMENT
This Document Relates To:	)
	)	EXHIBIT A
ALL ACTIONS.	)
)

This matter came before the Federal Court for hearing pursuant to the Preliminary Order of the Federal Court, dated                         , 2009, on the application of the Parties for approval of the proposed settlement set forth in the Stipulation and Agreement of Settlement dated September 29, 2009, and the exhibits thereto (the “Stipulation”).

The Federal Court has reviewed and considered all documents, evidence, objections (if any), and arguments presented in support of or against the settlement; the Federal Court being fully advised of the premises and good cause appearing therefore, the Federal Court enters this Final Order and Judgment.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1.             This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2.             The Federal Court has jurisdiction over the subject matter of the Federal Derivative Action, including all matters necessary to effectuate the settlement, and over all Settling Parties.

3.             The Federal Court finds that the Notice provided to Ditech stockholders fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process.

4.             The Federal Court finds that the terms of the settlement are fair, reasonable, and adequate as to each of the Settling Parties, and hereby finally approves the settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.

5.             The Federal Derivative Action and all claims contained therein, as well as all of the Released Claims, are hereby dismissed on the merits and with prejudice.  The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation.

6.             The Federal Court finds that, during the course of the litigation of the Actions, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws, including California Code of Civil Procedure §128.7.

7.             Upon the Effective Date, as defined in the Stipulation, Plaintiffs, acting individually and derivatively on behalf of Ditech, shall be deemed to have, and by operation of this Judgment

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shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons and any and all claims (including unknown claims pursuant to ¶4.2 of the Stipulation) arising out of, relating to, or in connection with, the defense, settlement or resolution of the Actions against the Released Persons.  Ditech and all Current Ditech Shareholders are deemed to have released and forever discharged the Released Persons from all Released Claims.

8.             Plaintiffs are permanently barred and enjoined from instituting or prosecuting, in any capacity, any action or proceeding against any of the Released Persons that asserts any of the Released Claims.

9.             Upon the Effective Date, as defined in the Stipulation, each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and all of the Plaintiffs and Plaintiffs’ counsel from all claims (including unknown claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims.

10.           Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

11.           The Federal Court hereby approves the Fee and Expense Award in accordance with the Stipulation and finds that such fee is fair and reasonable.

12.           Neither the Stipulation nor the settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is, or may be deemed to be, or may be offered, attempted to be offered, or used in any way by the Settling Parties as a presumption, a concession, or an admission of, or evidence of, any fault, wrongdoing, or liability of the Settling Parties, or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative.  The Released Persons may file the Stipulation and/or this Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

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13.           Without affecting the finality of this Judgment in any way, the Federal Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation.

14.           In the event that the settlement does not become effective in accordance with the terms of the Stipulation, this Judgment shall be vacated, and all orders entered and releases delivered in connection with the Stipulation and this Judgment shall be null and void, except as otherwise provided for in the Stipulation.

15.           This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Federal Rule of Civil Procedure 58.

IT IS SO ORDERED.

DATED:
THE HONORABLE JEREMY FOGEL
UNITED STATES DISTRICT JUDGE

Respectfully submitted,

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS
JOHN K. GRANT
CHRISTOPHER M. WOOD
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
TRAVIS E. DOWNS III
JEFFREY D. LIGHT
BENNY C. GOODMAN III

JEFFREY D. LIGHT

655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: 619/231-1058
619/231-7423 (fax)

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BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
ERIC L. ZAGAR
ROBIN WINCHESTER
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)

Co-Lead Counsel for Plaintiffs

ROBBINS UMEDA LLP
BRIAN J. ROBBINS
MARC M. UMEDA
610 West Ash Street, Suite 1800
San Diego, CA 92101
Telephone: 619/525-3990
619/525-3991 (fax)

Counsel for Plaintiff Peter Zhu in the State
Derivative Action

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UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

In re DITECH NETWORKS, INC.	)	No. C-06-05157-JF
DERIVATIVE LITIGATION	)
	)	[PROPOSED] ORDER PRELIMINARILY
	)	APPROVING DERIVATIVE SETTLEMENT
This Document Relates To:	)	AND PROVIDING FOR NOTICE
)
ALL ACTIONS.	)	EXHIBIT B
)

WHEREAS, the Settling Parties have made application, pursuant to Federal Rule of Civil Procedure 23.1, for an order: (i) preliminarily approving the proposed settlement of the above-captioned shareholder derivative action and the related derivative action pending in the Superior Court of the State of California, County of Santa Clara, entitled Zhu v. Montgomery, et al., No. 1:06-CV-075695, in accordance with the Stipulation and Agreement of Settlement dated September 29, 2009 (“Stipulation”) and the exhibits thereto, and (ii) approving for distribution of the Notice of Settlement;

WHEREAS, the Stipulation sets forth the terms and conditions for the settlement, including but not limited to: (i) a proposed settlement and dismissal of the Actions with prejudice as to the Released Persons; and (ii) an award of attorneys’ fees and expenses to Plaintiffs’ counsel in the Actions, upon the terms and conditions set forth in the Stipulation;

WHEREAS, the settlement appears to be the product of serious, informed, non-collusive negotiations and falls within the range of possible approval;

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation; and

WHEREAS, the Federal Court, having considered the Stipulation and the exhibits annexed thereto and having heard the arguments of the Settling Parties at the preliminary approval hearing:

NOW THEREFORE, IT IS HEREBY ORDERED:

1.             The Federal Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the settlement set forth therein, including the terms and conditions for: (i) a proposed settlement and dismissal of the Actions with prejudice as to the Defendants; and (ii) an award of attorneys’ fees and expenses to Plaintiffs’ counsel in the Actions.

2.             The Settlement Hearing shall be held before the Federal Court on                             , at                                      .m., at the United States District Court for the Northern District of California, 2112 Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, CA 95113, to determine whether: (i) the terms and conditions of the settlement provided for in the Stipulation are fair, reasonable, and adequate; (ii) an order and judgment as

1

provided in Exhibit A to the Stipulation should be entered herein; and (iii) to award attorneys’ fees and expenses to Plaintiffs’ counsel.

3.             The Federal Court approves, as to form and content, the Notice attached as Exhibit B-1 to the Stipulation, and finds that the distribution and publication of the Notice substantially in the manner and form set forth in ¶3.2 of the Stipulation, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto of all matters relating to the settlement.

4.             Not later than ten (10) days following entry of this Order, Ditech shall cause the Notice substantially in the form annexed as Exhibit B-1 hereto to be issued in a press release, published in Investor’s Business Daily, and posted on the Company’s website.

5.             Not later than ten (10) days following entry of this Order, Ditech shall cause a copy of the Stipulation to be filed with the Securities and Exchange Commission via a Form 8-K.

6.             All costs incurred in the filing and publication of the Notice shall be paid by Ditech and Ditech shall undertake all administrative responsibility for the filing and publication of the Notice.

7.             At least fourteen (14) days prior to the Settlement Hearing, Ditech’s counsel shall serve on Lead Counsel and file with the Federal Court proof, by affidavit or declaration, of such filing and publication of the Notice.

8.             All Current Ditech Stockholders shall be bound by all orders, determinations, and judgments in the Federal Derivative Action concerning the settlement, whether favorable or unfavorable to Current Ditech Stockholders.

9.             Pending final determination of whether the settlement should be approved, no Current Ditech Stockholder shall commence or prosecute against any of the Released Persons, any action or proceeding in any court or tribunal asserting any of the Released Claims.

10.           All papers in support of the settlement and the award of attorneys’ fees and expenses shall be filed with the Federal Court and served at least seven (7) calendar days prior to the Settlement Hearing.

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11.           Any current record holder and beneficial owner of common stock of Ditech as of September 29, 2009 may appear and show cause, if he, she or it has any reason why the terms of the settlement should not be approved as fair, reasonable, and adequate, or why a Judgment should not be entered thereon, provided, however, unless otherwise ordered by the Federal Court, no Current Ditech Stockholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the settlement, or, if approved, the Judgment to be entered thereon approving the same, unless that Person has, at least fourteen (14) days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by First-Class Mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
ERIC L. ZAGAR
280 King of Prussia Road
Radnor, PA 19087

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
JEFFREY D. LIGHT
655 West Broadway, Suite 1900
San Diego, CA 92101

Co-Lead Counsel for plaintiffs
in the Federal Derivative Action

ROBBINS UMEDA LLP
MARC M. UMEDA
610 West Ash Street, Suite 1800
San Diego, CA 92101

Counsel for plaintiff Peter Zhu
in the State Derivative Action

MORRISON & FOERSTER, LLP
EUGENE ILLOVSKY
755 Page Mill Road
Palo Alto, CA 94304-1018

Counsel for the Individual Defendants and
nominal defendant, Ditech

3

The written objections and copies of any papers and briefs in support thereof to be filed in Federal Court shall be delivered by hand or sent by First-Class Mail to:

Clerk of the Court
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION
280 South First Street
San Jose, CA 95113

Any Current Ditech Stockholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the settlement as incorporated in the Stipulation and to the award of attorneys’ fees and expenses to Plaintiffs’ counsel, unless otherwise ordered by the Federal Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

12.           Neither the Stipulation nor the settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is, or may be deemed to be, or may be offered, attempted to be offered, or used in any way by the Settling Parties as a presumption, a concession, or an admission of, or evidence of, any fault, wrongdoing, or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative.  The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

13.           The Federal Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the Current Ditech Stockholders, and retains jurisdiction to consider all further applications arising out of or connected with the settlement.  The Federal Court may approve the settlement, with such modifications as may be

4

agreed to by the Settling Parties, if appropriate, without further notice to the Current Ditech Stockholders.

IT IS SO ORDERED.

DATED:
THE HONORABLE JEREMY FOGEL
UNITED STATES DISTRICT JUDGE

Respectfully submitted,

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS
JOHN K. GRANT
CHRISTOPHER M. WOOD
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
TRAVIS E. DOWNS III
JEFFREY D. LIGHT
BENNY C. GOODMAN III

JEFFREY D. LIGHT

655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: 619/231-1058
619/231-7423 (fax)

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
ERIC L. ZAGAR
ROBIN WINCHESTER
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)

Co-Lead Counsel for Plaintiffs

5

ROBBINS UMEDA LLP
BRIAN J. ROBBINS
MARC M. UMEDA
610 West Ash Street, Suite 1800
San Diego, CA 92101
Telephone: 619/525-3990
619/525-3991 (fax)

Counsel for Plaintiff Peter Zhu in the State
Derivative Action

6

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS (213113)
JOHN K. GRANT (169813)
CHRISTOPHER M. WOOD (254908)
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
shawnw@csgrr.com
johnkg@csgrr.com
cwood@csgrr.com	BARROWAY TOPAZ KESSLER
— and —	MELTZER & CHECK, LLP
TRAVIS E. DOWNS III (148274)	ERIC L. ZAGAR
JEFFREY D. LIGHT (159515)	ROBIN WINCHESTER
BENNY C. GOODMAN III (211302)	280 King of Prussia Road
655 West Broadway, Suite 1900	Radnor, PA 19087
San Diego, CA 92101	Telephone: 610/667-7706
Telephone: 619/231-1058	610/667-7056 (fax)
619/231-7423 (fax)	ezagar@btkmc.com
travisd@csgrr.com	rwinchester@btkmc.com
jeffl@csgrr.com
bennyg@csgrr.com

Co-Lead Counsel for Plaintiffs

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

In re DITECH NETWORKS, INC.	)	No. C-06-05157-JF
DERIVATIVE LITIGATION	)
	)	NOTICE OF SETTLEMENT
)
This Document Relates To:	)	EXHIBIT B-1
)
ALL ACTIONS.	)
)

TO:         ALL CURRENT SHAREHOLDERS OF DITECH NETWORKS, INC. (“DITECH” OR THE “COMPANY”) COMMON STOCK AS OF SEPTEMBER 29, 2009.

PLEASE TAKE NOTICE that the above-captioned consolidated shareholder derivative action, as well as the derivative action pending in the Superior Court of the State of California, County of Santa Clara, entitled Zhu v. Montgomery, et al., No. 1:06-CV-075695 (together, the “Actions”), are being settled and the parties have entered into a Stipulation and Agreement of Settlement dated September 29, 2009 (“Stipulation”).  The terms of the settlement set forth in the Stipulation include: (i) the adoption and/or implementation of a variety of corporate governance measures, including enhanced stock option granting and compliance procedures that relate to and address many of the underlying issues in the Actions, the separation of Chairman of the Board and CEO positions, and the appointment of a lead independent director; and (ii) Ditech’s payment of Plaintiffs’ counsel’s attorneys’ fees and expenses in the amount of $1.05 million.

IF YOU ARE A CURRENT OWNER OF DITECH COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.

On                               , 2009, at           .m., a settlement hearing will be held before the United States District Court for the Northern District of California, 2112 Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, CA 95113, to determine: (i) whether the terms of the settlement should be approved as fair, reasonable, and adequate; and (ii) whether the above-entitled action should be dismissed on the merits and with prejudice.

Any shareholder of Ditech that objects to the settlement of the Actions shall have a right to appear and to be heard at the settlement hearing, provided that he or she was a shareholder of record as of September 29, 2009.  Any shareholder of Ditech who satisfies this requirement may enter an appearance through counsel of such member’s own choosing and at such member’s own expense or may appear on his, her, or its own.  However, no shareholder of Ditech shall be heard at the settlement hearing unless, no later than fourteen (14) days prior to the date of the settlement hearing, such shareholder has filed with the Federal Court and delivered to Plaintiffs’ counsel and counsel for nominal party Ditech a written notice of objection, their grounds for objecting to the settlement, and proof of both their status as a shareholder and the dates of stock ownership in Ditech.  Only

1

shareholders who have filed and delivered validly and timely written notices of objection will be entitled to be heard at the settlement hearing unless the Federal Court orders otherwise.

If you wish to object to the settlement, you must file a written objection setting forth the grounds for such an objection with the Federal Court on or before                     , with service on the following parties:

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
ERIC L. ZAGAR
280 King of Prussia Road
Radnor, PA 19087

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
JEFFREY D. LIGHT
655 West Broadway, Suite 1900
San Diego, CA 92101

Co-Lead Counsel for Plaintiffs
in the Federal Derivative Action

ROBBINS UMEDA LLP
MARC M. UMEDA
610 West Ash Street, Suite 1800
San Diego, CA 92101

Counsel for Plaintiffs Peter Zhu
in the State Derivative Action

MORRISON & FOERSTER, LLP
EUGENE ILLOVSKY
755 Page Mill Road
Palo Alto, CA 94304

Counsel for the Individual Defendants and
nominal defendant, Ditech

Inquiries may be made to Co-Lead Counsel: Eric. L Zagar, Barroway Topaz Kessler Meltzer & Check, LLP, 280 King of Prussia Road, Radnor, PA 19087, phone (610) 667-7706 or Rick Nelson, c/o Shareholder Relations, Coughlin Stoia Geller Rudman & Robbins LLP, 655 West Broadway, Suite 1900, San Diego, CA  92101, phone (800) 449-4900.

DATED: , 2009	BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

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